FINANCIAL STATEMENTS

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

We have reviewed the accompanying balance sheet of  as of , and the related statements of operations, stockholders’ deficiency, and cash flows for the three months ended November 30, 2013 and 2012.  These financial statements are the responsibility of the Company’s management.  These financial statements are the responsibility of the company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has significant net losses and cash flow deficiencies.  Those conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DKM Certified Public Accountants

DKM Certified Public Accountants

Clearwater, Florida

January 23, 2013

PCAOB Registered
AICPA Member

	EYE ON SOUTH FLORIDA, INC. BALANCE SHEETS
	November 30, 2013 (Unaudited)	August 31, 2013 (Audited)
ASSETS
Cash and cash equivalents	$37,643	$49,445
Accounts receivable, net	6,400	4,600
Notes Receivable	1,000	1,000
Prepaid expense	3,830	9,581
Total current assets	48,873	64,626

Property and equipment, net	1,888,016	1,748,635
Intangible asset net	0	157,844

Total assets	$1,936,889	$1,971,104

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accrued expenses	$3,067	$767
Total current liabilities	3,067	767

Long-term debt	0	0
Total liabilities	$3,067	767

Stockholders’ equity
Preferred stock, $0.0001 par value, 500,000,000 shares authorized, 0 issued and outstanding	0	0
Common stock, $0.0001 par value, 750,000,000 shares authorized, 24,690,000 shares issued and outstanding	2,469	2,469
Additional paid-in capital	2,176,966	2,142,646
Retained earnings	(245,613)	(174,778)
Total stockholders’ equity	1,933,822	1,970,337

Total liabilities, and stockholders’ equity	$1,936,889	$1,971,104

The accompanying notes are an integral part of these financial statements.

	EYE ON SOUTH FLORIDA, INC. STATEMENT OF OPERATIONS (Unaudited)
	For the Three Months Ended
	November 30,
	2013	2012
	(unaudited)	(unaudited)

Revenues	$16,150	$-

Operating Expenses

Contract labor	13,479	-
Professional fees	11,051	-
General and administrative	9,142	-
Depreciation	53,313	-

Total Operating Expenses	86,985	-
		-
Operating loss	(70,835)	-

Provision for income tax	0	0

Net loss	$(70,835)	$-

Earnings (loss) per share, basic	-	-

Weighted Average share outstanding, basic	-	-

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF STOCKHOLDERS’ EQUITY

PERIOD FROM INCEPTION (JANUARY 18, 2013) THROUGH NOVEMBER 30, 2013

			Additional		Stock-
	Common stock		Paid-in	Accumulated	holders’
	Shares	Amount	Capital	Deficit	Equity

Balance at January 18, 2013	-	-	-	-	-
Stock issued as Founders shares	22,037,000	2,204	(2,204)		-
Stock issued for equipment	2,535,000	253	2,032,262		2,032,515
Stock issued for cash	90,000	9	69,991		70,000
Stock issued for services	28,000	3	27,997		28,000
Capital contribution	-	-	14,600		14,600
Net loss					(174,778)
Balance at August 30, 2013	24,690,000	2,469	2,142,646	(174,778)	1,970,337
Capital contribution			34,320	-	34,320
Net loss
	24,690,000	2,469	2,176,966	(245,613)	1,933,822

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended November 30

	2013	2012
Cash flows from operating activities:
Net loss	$( )	-
Adjustments to reconcile net income to net cash provided (used by) operating activities
Stock based compensation		-
Depreciation	53,313	-
Changes in operating assets and liabilities:
Accounts receivable	(1,800)	-
Prepaid expenses and other current assets	5,750	-
Accrued Expenses & current liabilities	2,300
Net cash provided (used) by operating activities	(11,272)	-

Cash flows from investing activities:
Purchase of equipment	(530)	-
Net cash provided (used) by investing activities	(530)
		-
Cash flows from financing activities:	-	-

Net cash provided (used) by financing activities	-	-

Net increase (decrease) in cash and cash equivalents	(11,802)	-
Cash and cash equivalents at beginning of year	49,445	-

Cash and cash equivalents at end of year	$37,643	-

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	-	-
Taxes	-	-

Leasehold improvement as a contribution of capital	$34,320	-
Equipment deposit settled with stock	$157,844

The accompanying notes are an integral part of these financial statements.

EYE ON SOUTH FLORIDA, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOVEMBER 30, 2013

(Unaudited)

Note 1.  Background Information

Eye on South Florida, Inc. ("the Company"), a corporation, was chartered in the State of Florida on January 18, 2013 as a media organization for the purpose of providing television services as an independent producer and distributor of television programming locally and nationally.  The programming is based on content that is produced and filmed in South Florida, on subjects that are relevant to the South Florida area.

The company has chosen a fiscal year ending August 31, 2013

Note 2.  Summary of Significant Accounting Policies

The significant accounting policies followed are:

Basis of Presentation

The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States.  In the opinion of management, these financial statements include all adjustments necessary in order to make them not misleading.

Interim Period Financial Statements

The interim period financial statements have been prepared by the Company pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such SEC rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.  It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto.

In the opinion of management, all adjustments consisting of normal recurring adjustments necessary for a fair statement of the financial position at November 30, 2013 and the results of operations and cash flows for the three months ended November 30, 2013 and 2012 have been made.

Use of Estimates

The Financial Statements have been prepared in conformity with U.S. GAAP, which requires using management’s best estimates and judgments where appropriate.  These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period.  Actual results could differ materially from these good faith estimates and judgments.

Financial Instruments

The Company’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Fair Value Estimates

U.S. GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standards also established a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

·	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
·

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

·	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of November 30, 2103. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

The Company applied the above criteria for all non-financial assets and liabilities measured at fair value on a non-recurring basis.  As of November 30, 2013 the fair values of the Company’s financial instruments approximate their historical carrying amount.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Accounts Receivable

Accounts receivable consist of amounts due from the delivery of sales and service offerings to customers.  An allowance for doubtful accounts is considered to be established for any amounts that may not be recoverable, which is based on an analysis of the Company’s customer credit worthiness, and current economic trends.  Based on management’s review of accounts receivable, no allowance for doubtful accounts was considered necessary.   Receivables are determined to be past due, based on payment terms of original invoices.  The Company does not typically charge interest on past due receivables.

 Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned.

The Company considers revenue realized or realizable and earned when all of the following criteria are met:

o

persuasive evidence of an arrangement exists

o

the product has been shipped or the services have been rendered to the customer

o

the sales price is fixed or determinable

o

Collectability is reasonably assured.

The Company generates revenue through three processes: (1) Media Production, (2) Commercial Production, Distribution and (3) Advertising Sales and Distribution (4) Live Broadcasting of Events.

•

Revenue for media production of original content. The company recognizes a sale when the production is completed and ready for distribution. The burden of distribution and risk of loss has passed to the customer.

•

Revenue for production of television grade HD Commercials. Revenue is recognized when the services have been performed and passed on to the customer.

•

Revenue for distribution of commercials and content service fees is recognized ratably over the term of the advertising agreement.

•

Revenue for live broadcasting of original content. The company recognizes a sale when the live broadcast / production is contracted and completed.  The burden of distribution and risk of loss has passed to the customer.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash deposits in major financial institutions in the United States. At times deposits within a bank may exceed the amount of insurance provided on such deposits. Generally, these deposits are redeemed upon demand and, therefore, are considered by management to bear minimal risk.

Notes Receivable

The notes receivable represent the balance of a loan to an unrelated party. The Company believes this loan is collectable at November 30, 2013.

Long-lived assets and intangible property:

Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment at least annually or whenever facts and circumstances indicate that the carrying value may not be recoverable.  When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset.  The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required.  If the carrying amount of the long-lived asset is not recoverable, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset.  The Company did not recognize any impairment losses for any periods presented.

Share-based payments

Share-based payments to employees, including grants of employee stock options are recognized as compensation expense in the financial statements based on their fair values.  That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). The Company had no common stock options or common stock equivalents granted or outstanding for all periods presented. The company may issue shares as compensation in future periods for employee services.

The Company may issue restricted stock to consultants for various services.  Cost for these transactions will be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the common stock is to be measured at the earlier of (i) the date at which a firm commitment for performance by the counterparty to earn the equity instruments is reached or (ii) the date at which the counterparty’s performance is complete. The company may issue shares as compensation in future periods for services associated with the registration of the common shares.

Advertising

The costs of advertising are expensed as incurred.  Advertising expense was $530 and $0 for the three months ending November 30, 2013 and 2012, respectively.  Advertising expenses are included in the Company’s operating expenses.

Research and Development

The Company expenses research and development costs when incurred.  Research and development costs include engineering, programmer costs and testing of product and outputs.  Indirect costs related to research and developments are allocated based on percentage usage to the research and development.  We spent $0 in research and development costs for the periods for the three months ending November 30, 2013 and 2012.

Income taxes

The Company accounts for income taxes under the liability method.  Deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purpose, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.  A valuation allowance may be applied against the net deferred tax due to the uncertainty of its ultimate realization.

Any deferred tax asset has been fully offset by a valuation allowance because at this time the Company believes that it is more likely than not that the future tax benefit will not be realized as the Company has a history of net operating losses.

Earnings (loss) per share

Basic earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares outstanding during the year. Diluted earnings (loss) per share calculations are determined by dividing net income by the weighted average number of shares plus any potentially dilutive shares. The Company does not have any potentially dilutive instruments and, thus, anti-dilution issues are not applicable.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company is in the development stage resulting in an accumulated deficit.  The Company is dependent on financing from its majority shareholder and related parties to meet its current operating obligations. In view of these matters, the Company’s ability to continue as a going concern is dependent upon the Company’s ability to generate revenues from operations and to achieve a level of profitability. The Company intends on financing its future development activities, marketing plan and its working capital needs largely from the sale of public equity securities with some additional funding from other traditional financing sources, including term notes until such time that funds provided by operations are sufficient to fund working capital requirements.

The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Recent Accounting Pronouncements

We have reviewed the FASB issued Accounting Standards Update (“ASU”) accounting pronouncements and interpretations thereof that have effectiveness dates during the periods reported and in future periods. The Company has carefully considered the new pronouncements that alter previous generally accepted accounting principles and does not believe that any new or modified principles will have a material impact on the corporation’s reported financial position or operations in the near term.  The applicability of any standard is subject to the formal review of our financial management and certain standards are under consideration

Note 3

Property, Plant and Equipment

The Company has capitalized costs for property, plant and equipment as follow::

	November 30, 2013	August 31, 2013
Production equipment	$1,700,512	$1,700,512
Office furniture and equipment	7,899	7,899
Leasehold improvements	34,320	-
Vehicles	324,104	166,260
	2,067,365	1,874,671
Accumulated depreciation	179,349	126,036
	$1,888,016	$1,748,635

Depreciation for the three month periods ending rough November 30, 2013 and 2012 was $53,313 and  $0, respectively.

Note 4

  Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

The Company has not recognized an income tax benefit for its operating losses generated since inception (January 18, 2013) based on uncertainties concerning its ability to generate taxable income in future periods.  The tax benefit for the period presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not.  In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for its initial income tax return.  The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the period from inception (January 18, 2013) through November 30, 2013.

Note 5

Stockholders' Equity

At the time of incorporation, the Company authorized the issuance of 750,000,000 shares of common stock with a par value of $0.0001 per share voting stock.

In addition, the company is authorized to issue 500,000,000 shares of Preferred stock at $0,0001 par value. As of the date of this report no action has been taken by the Company's director in this regard.

The Company has set aside 10,000,000 shares of the aforementioned and authorized common stock ($0.0001 par) to be sold through Private Placement. This stock will be sold at a price of $1.00 per share.

During the period from inception (January 18, 2013) through November 30, 2013, the Company issued 23,037,000 shares of stock as founders stock.

During the period from inception (January 18, 2013) through November 30, 2013, the Company issued 90,000 shares of stock for $70,000 cash.

During the period from inception (January 18, 2013) through November 30, 2013, the Company issued 28,000 shares of services in the amount of $28,000.

During the period from inception (January 18, 2013) through November 30, 2013, the Company issued 2,535,000 shares of stock for equipment valued at $2,032,515.

A major stockholder mentioned in Note 6 contributed leasehold improvements of $34,320 to the Company.  The Company did not issue any common stock for this contribution.

Note 6.  Related Party Transactions

The Company uses a building owned by a relative to a major stockholder.  The Company does not have a lease agreement nor is there a requirement to pay any rent now or in the future.

Note 7.  Commitments and Contingencies

The Company does not have any commitments or contingencies.

Note 8.  Subsequent Events

The Company’s management has evaluated subsequent events through January 24, 2014, the date which the financial statements were available to be issued and none have been deemed material for disclosure.